MASSMUTUAL SELECT FUNDS

Supplement dated October 7, 2009 to the

Class A Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective October 5, 2009, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) replaced SSgA Funds Management, Inc. (“SSgA FM”) as Co-Sub-Advisers to the Small Cap Value Equity Fund.

Effective October 5, 2009, the following information replaces the information found under Principal Investment Strategies and Risks on page 48 for the Small Cap Value Equity Fund:

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization equity securities. Small capitalization securities are securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index — as of August 31, 2009, between $14.68 million and $3.62 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 20% of its total assets in foreign securities.

Wellington Management Company, LLP (“Wellington Management”) employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify undervalued companies that have the potential for significant longer-term returns. The approach focuses on high quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small and mid cap markets. A company with a history of an above-average rate of profitability is likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (e.g., share repurchase, dividends, etc.).

Barrow, Hanley Mewhinney & Strauss, Inc. (“Barrow Hanley”) seeks to exploit market inefficiencies by carefully employing high value added, proprietary research in a universe of small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price which Barrow Hanley refers to as the “value gap”. A “value gap” is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital. The strategy seeks to consistently generate superior returns while assuming below average levels of risk.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

Effective October 5, 2009, the following information replaces similar information found on pages 49-50 for SSgA FM:

Wellington Management and Barrow Hanley Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite	8.18% 4Q 2006	-21.69% 4Q 2008
Barrow Hanley Composite	24.97% 2Q 2003	-31.54% 4Q 2008

Wellington Management and Barrow Hanley Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Since Inception (05/01/05)
Wellington Management Composite
Class A*	-31.54	-2.23

Russell 2000 Value Index^	-28.92	-2.53

	One Year	Five Years	Ten Years
Barrow Hanley Composite
Class A*	-44.79	-3.78	4.60

Russell 2000 Value Index^	-28.92	0.27	6.11

*	Each Sub-Adviser’s Similar Account Performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. Wellington Management and Barrow Hanley replaced SSgA Funds Management, Inc. as the Fund’s Sub-Adviser on October 5, 2009. The composite performance is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio and does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance is not indicative of future rates of return and is no indication of future performance of the Fund.

^	The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Effective October 1, 2009, the following information replaces similar information for David R. Mannheim under Massachusetts Financial Services Company (“MFS”) found on page 109 in the section titled About the Investment Adviser and Sub-Advisers relating to the Overseas Fund:

Daniel Ling

is a portfolio manager of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006, becoming a portfolio manager in 2009. Prior to joining MFS in 2006, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Diversified Growth Fund, the Mid Cap Growth Equity Fund, the Small Cap Value Equity Fund and the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004. Prior to joining Wellington Management, Mr. Pedersen was employed by Thomas Weisel Asset Management, where he was a portfolio manager and research analyst focused on Small Cap Value assignments.

Timothy J. McCormack, CFA

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms. As of December 31, 2008, Barrow Hanley had approximately $44.6 billion in assets under management.

James S. McClure, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. McClure, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 37-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. Harloe, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 33-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001A-09-07

MASSMUTUAL SELECT FUNDS

Supplement dated October 7, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective October 5, 2009, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) replaced SSgA Funds Management, Inc. (“SSgA FM”) as Co-Sub-Advisers to the Small Cap Value Equity Fund.

Effective October 5, 2009, the following information replaces the information found under Principal Investment Strategies and Risks on page 56 for the Small Cap Value Equity Fund:

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization equity securities. Small capitalization securities are securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index — as of August 31, 2009, between $14.68 million and $3.62 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 20% of its total assets in foreign securities.

Wellington Management Company, LLP (“Wellington Management”) employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify undervalued companies that have the potential for significant longer-term returns. The approach focuses on high quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small and mid cap markets. A company with a history of an above-average rate of profitability is likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (e.g., share repurchase, dividends, etc.).

Barrow, Hanley Mewhinney & Strauss, Inc. (“Barrow Hanley”) seeks to exploit market inefficiencies by carefully employing high value added, proprietary research in a universe of small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price which Barrow Hanley refers to as the “value gap”. A “value gap” is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital. The strategy seeks to consistently generate superior returns while assuming below average levels of risk.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

Effective October 5, 2009, the following information replaces similar information found on pages 57-58 for SSgA FM:

Wellington Management and Barrow Hanley Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite	8.21% 4Q 2006	-21.65% 4Q 2008
Barrow Hanley Composite	25.00% 2Q 2003	-31.50% 4Q 2008

Wellington Management and Barrow Hanley Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Since Inception (05/01/05)
Wellington Management Composite
Class Y*	-27.07	-0.25
Class L*	-27.18	-0.40
Class A*	-31.54	-2.23
Class N*	-28.32	-0.94

Russell 2000 Value Index^	-28.92	-2.53

	One Year	Five Years	Ten Years
Barrow Hanley Composite
Class Y*	-41.18	-2.24	5.64
Class L*	-41.27	-2.39	5.49
Class A*	-44.79	-3.78	4.60
Class N*	-42.21	-2.92	4.92

Russell 2000 Value Index^	-28.92	0.27	6.11

*

Each Sub-Adviser’s Similar Account Performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y, L, A and N share classes, including sales loads. The bar chart is based on Class Y expenses. Wellington Management and Barrow Hanley replaced SSgA Funds Management, Inc. as the Fund’s Sub-Adviser on October 5, 2009. The composite performance is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio and does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940

Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance is not indicative of future rates of return and is no indication of future performance of the Fund.

^	The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Effective October 1, 2009, the following information replaces similar information for David R. Mannheim under Massachusetts Financial Services Company (“MFS”) found on page 122 in the section titled About the Investment Adviser and Sub-Advisers relating to the Overseas Fund:

Daniel Ling

is a portfolio manager of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006, becoming a portfolio manager in 2009. Prior to joining MFS in 2006, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Effective October 5, 2009, with respect to the Small Cap Value Equity Fund, the following information replaces the information for SSgA FM and supplements the information for Wellington Management, in the section titled About the Investment Adviser and Sub-Advisers:

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Diversified Growth Fund, the Mid Cap Growth Equity Fund, the Small Cap Value Equity Fund and the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004. Prior to joining Wellington Management, Mr. Pedersen was employed by Thomas Weisel Asset Management, where he was a portfolio manager and research analyst focused on Small Cap Value assignments.

Timothy J. McCormack, CFA

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms. As of December 31, 2008, Barrow Hanley had approximately $44.6 billion in assets under management.

James S. McClure, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. McClure, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 37-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. Harloe, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 33-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-07

MASSMUTUAL SELECT FUNDS

Supplement dated October 7, 2009 to the

Statement of Additional Information dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective October 5, 2009, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) became co-sub-advisers to the Small Cap Value Equity Fund, replacing SSgA Funds Management, Inc. (“SSgA FM”).

The following information replaces similar information for the Small Cap Value Equity Fund found on page B-4 in the section titled General Information:

The sub-advisers for the Small Cap Value Equity Fund are Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 and Wellington Management.

The following information replaces similar information found in the first paragraph on page B-41 in the section titled Management of the Trust:

As investment adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, Barrow Hanley, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust.

The following information replaces similar information found on page B-81 in the section titled Sub-Advisers:

Wellington Management and Barrow Hanley both act as sub-advisers for the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms.

The following information replaces similar information found on page B-89 in the section titled Codes of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information supplements the information beginning on page B-110 in the section titled Appendix B—Proxy Voting Policies:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Proxy Voting

Barrow Hanley has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. Barrow Hanley maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and procedures to clients. Barrow Hanley will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

Barrow Hanley retains RiskMetrics Group (RiskMetrics) for corporate governance research and uses RiskMetrics’ policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

Barrow Hanley’s Proxy Oversight Committee reviews and reevaluates RiskMetrics’ policies. Policy modifications and updates implemented by RiskMetrics will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with RiskMetrics’ recommendations unless Barrow Hanley overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

Barrow Hanley has adopted written procedures to implement its policy and reviews to monitor and ensure its policy is observed, implemented properly and amended or updated, as appropriate, including:

•	Barrow Hanley sends a daily electronic transfer of all stock positions to RiskMetrics.
•	RiskMetrics identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
•	Domestic Equity Accounts

      The proxy coordinator reviews each proposal and evaluates RiskMetrics’ recommendations. If further research is required, the proxy coordinator will direct the RiskMetrics’ research to the analyst following the security. Generally, proposals are voted in accordance with RiskMetrics’ recommendations unless Barrow Hanley overrides a specific issue. The proxy coordinator sends all voting decisions to RiskMetrics through their secure, proprietary, online system.

•	RiskMetrics verifies that every vote is received, voted and recorded.
•	Barrow Hanley sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
•	All voting records are retained on the network, which is backed up daily. RiskMetrics retains records for seven years.
•

Barrow Hanley will identify any conflicts that exist between the interests of itself and the client by reviewing the relationship with the issuer of each security to determine if Barrow Hanley or any of its employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Barrow Hanley will maintain a record of the voting resolution of any conflict of interest.
•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•	These policies and procedures and any amendments;
•	A record of each vote cast; and
•	Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures and recordkeeping, including outlining the voting guidelines in the firm’s procedures.

June 10, 2009

The following information supplements the information beginning on pageB-295 in the section titled Appendix C—Additional Portfolio Manager Information:

Barrow, Hanley, Mewhinney & Strauss, Inc.

The portfolio managers of the Small Cap Value Equity Fund are James S. McClure and John P. Harloe.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James S. McClure#
John P. Harloe#
Registered investment companies**	5	$595.0 million	0	$0
Other pooled investment vehicles	1	$3.6 million	0	$0
Other accounts	15	$475.5 million	0	$0

*	The information provided is as of June 30, 2009.
**	Does not include the Small Cap Value Equity Fund.
#	Information provided is for the portfolio management team.

Ownership of Securities:

As of June 30, 2009, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

Potential Conflicts of Interest:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Small Cap Value Equity Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation:

In addition to base salary, Barrow Hanley’s small cap value portfolio managers are paid a portion of the revenue produced by the assets under management in its small cap value strategies.

Effective October 1, 2009, the following information replaces similar information found on page B-325 in the section titled Appendix C—Additional Portfolio Manager Information:

Massachusetts Financial Services Company

The portfolio managers of the Overseas Fund are Marcus L. Smith and Daniel Ling.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Marcus L. Smith
Registered investment companies**	10	$7.4 billion	0		$0
Other pooled investment vehicles	1	$146 million	0		$0
Other accounts	26	$5 billion	1	***	$351.2 million

Daniel Ling
Registered investment companies**	0	$0	0		$0
Other pooled investment vehicles	0	$0	0		$0
Other accounts	0	$0	0		$0

*	The information provided is as of August 31, 2009.
**	Does not include the Overseas Fund.
***	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:

As of August 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

The following information supplements the information found on pages B-354-B-357 in the section titled Appendix C—Additional Portfolio Manager Information:

Wellington Management Company, LLP

The portfolio managers of the Small Cap Value Equity Fund are Shaun F. Pedersen and Timothy J. McCormack.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Shaun F. Pedersen
Registered investment companies**	8	$881.3 million	0	$0
Other pooled investment vehicles	6	$416.5 million	2	$76.5 million
Other accounts	18	$829.9 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Timothy J. McCormack
Registered investment companies**	7	$873.9 million	0	$0
Other pooled investment vehicles	3	$146.6 million	0	$0
Other accounts	18	$829.9 million	0	$0

*	The information provided is as of July 31, 2009.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of July 31, 2009, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

The following information replaces similar information found on page B-357 in the section titled Appendix C—Additional Portfolio Manager Information.

Description of Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Sub-Advisory Agreements between Wellington Management and MassMutual with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information is as of the date of Wellington Management’s appointment as sub-adviser for the Small Cap Value Equity Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Funds’ managers listed in the prospectus who are primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Portfolio incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Angeli, Carmen, McCormack, Mortimer, Rullo and Ms. Grimes are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Diversified Growth Fund	Russell 1000 Growth Index
Mid Cap Growth Equity Fund	Russell Mid Cap Growth Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Angeli, Abularach and Mortimer)	Russell 2000 Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index

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SAI B3001M-09-03